SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Information Statement

[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14c-5(d)(2))

[ ]   Definitive Information Statement

            JNL Series Trust

     (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:


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Dear Variable Annuity and Variable Life Contract Owners:

            Although you are not a shareholder of JNL Series Trust (the
"Trust"), your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by Jackson
National Life Insurance Company ("Jackson National Life") or Jackson National
Life Insurance Company of New York ("Jackson National NY") are invested in shares of one or more of the Funds of the Trust through subaccounts of separate accounts established by Jackson National Life or Jackson National NY for such purposes.

         Enclosed please find the Trust's Information Statement regarding (i)
the sub-adviser changes for three Funds and (ii) two Fund consolidations that involve a change in sub-advisers:
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                      AMENDED SUB-ADVISORY AGREEMENT WITH WELLINGTON MANAGEMENT COMPANY, LLP

FUNDS                                      FORMER SUB-ADVISER                 NEW SUB-ADVISER

JNL/PPM America Balanced Fund              PPM America, Inc.                  Wellington Management Company, LLP
JNL/PPM America Money Market Fund          PPM America, Inc.                  Wellington Management Company, LLP
JNL/PPM America Value Fund                 PPM America, Inc.                  Wellington Management Company, LLP

                FUND CONSOLIDATION WITH FUND SUB-ADVISED BY SALOMON BROTHERS ASSET MANAGEMENT, INC

ACQUIRED FUND                   ACQUIRING FUND             SUB-ADVISER TO ACQUIRED FUND   SUB-ADVISER TO ACQUIRING
                                                                                          FUND

JNL/PPM America High Yield      JNL/Salomon Brothers       PPM America, Inc.              Salomon Brothers Asset
Bond Fund                       High Yield Bond Fund                                      Management, Inc

                      FUND CONSOLIDATION WITH FUND SUB-ADVISED BY WELLINGTON MANAGEMENT COMPANY, LLP

ACQUIRED FUND                   ACQUIRING FUND             SUB-ADVISER TO ACQUIRED FUND   SUB-ADVISER TO ACQUIRING
                                                                                          FUND

JNL/Salomon Brothers Balanced   JNL/Select Balanced Fund   Salomon Brothers Asset         Wellington Management
Fund                            (currently JNL/PPM         Management, Inc                Company, LLP
                                America Balanced Fund)

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE
REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

         If you have any questions regarding any of the changes, please call one of the following numbers on any business day:

For Jackson National Life variable annuity and variable life contracts: (800) 766-4683
For Jackson National NY variable annuity and variable life contracts: (800) 599-5651
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                                   Sincerely,



                                  ROBERT A. FRITTS
                                  President and Chief Executive Officer


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                INFORMATION STATEMENT TO SHAREHOLDERS REGARDING:


                                JNL SERIES TRUST
                          JNL/PPM America Balanced Fund
                      JNL/PPM America High Yield Bond Fund
                        JNL/PPM America Money Market Fund
                           JNL/PPM America Value Fund
                       JNL/Salomon Brothers Balanced Fund



                             July____________, 2004


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                                TABLE OF CONTENTS


                              INFORMATION STATEMENT
                                                                                                            PAGE

I. Introduction 1

II. Amended Sub-Advisory Agreement with Wellington Management Company, LLP
                                                                                                               4
III. Consolidation of JNL/PPM America High Yield Bond Fund with and into
     JNL/Salomon Brothers High Yield Bond Fund                                                                16

     Consolidation of JNL/Salomon Brothers Balanced Fund with and into JNL/Select
     Balanced Fund                                                                                            27

IV. Additional Information                                                                                    32

V. Other Matters                                                                                              45

Exhibit A            Executive Officers and Directors of Wellington Management                               A-1
Exhibit B            Executive Officers and Directors of Salomon Brothers                                    B-1
Exhibit C            Amendment to Investment Sub-Advisory Agreement with Wellington Management               C-1
Exhibit D            Amendment to Investment Sub-Advisory Agreement with Salomon Brothers                    D-1
Exhibit E            Plan of Reorganization                                                                  E-1
Exhibit F            Comparison of the JNL/Select Balanced Fund and JNL/PPM America Balanced Fund
                                                                                                             F-1
Exhibit G            Comparison of the JNL/Select Money Market Fund and JNL/PPM America Money
                     Market Fund                                                                             G-1
Exhibit H            Comparison of the JNL/Select Value Fund and JNL/PPM America Value Fund
                                                                                                             H-1
Exhibit I            Comparison of the JNL/Salomon Brothers High Yield Bond Fund and JNL/PPM
                     America High Yield Bond Fund                                                            I-1
Exhibit J            Comparison of the JNL/Select Balanced Fund and JNL/Salomon Brothers Balanced
                     Fund                                                                                    J-1






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I.   INTRODUCTION

     JNL Series Trust (the "Trust"), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 46 Funds.

     As Adviser to the Trust, Jackson National Asset Management, LLC ("JNAM") selects, contracts with, compensates and monitors sub-advisers to manage the investment and reinvestment of the assets of each of the Funds of the Trust. In addition, JNAM monitors the compliance of the sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of the sub-advisers and reports on such performance to the Board of Trustees of the Trust (the "Board"). JNAM does not currently manage any of the Funds' assets on a day-to-day basis. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust.

     On May 13, 2004, the Board, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement (the "Disinterested Trustees"), approved the following transactions, which will take effect on October 4, 2004:

     1) the replacement of PPM America, Inc. ("PPM") with Wellington Management Company, LLP ("Wellington Management") as sub-adviser for the JNL/PPM America Balanced Fund, JNL/PPM America Money Market Fund and JNL/PPM America Value Fund and approval of an Amendment to the Investment Sub-Advisory Agreement with Wellington Management;

     2) the consolidation of the JNL/PPM America High Yield Bond Fund, which is sub-advised by PPM, with and into the JNL/Salomon Brothers High Yield Bond Fund, which is sub-advised by Salomon Brothers Asset Management, Inc ("Salomon Brothers"); and

     3) the consolidation of the JNL/Salomon Brothers Balanced Fund, which is sub-advised by Salomon Brothers, with and into the JNL/Select Balanced Fund (currently JNL/PPM America Balanced Fund), after the replacement of its sub-adviser by Wellington Management (together with item 2 above, the "Consolidations").

     Neither Wellington Management nor Salomon Brothers is an affiliate of JNAM (other than by reason of serving as a sub-adviser to a Fund).

     The Trust has received an order from the Securities and Exchange Commission permitting it to enter into sub-advisory agreements appointing sub-advisers that are not affiliates of JNAM (other than by reason of serving as a sub-adviser to a Fund) without shareholder approval (the "Order"). The Trust therefore is able to change sub-advisers from time to time without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in sub-advisers pursuant to the Order.

     Pursuant to Rule 17a-8 of the 1940 Act, a shareholder vote is not required for certain reorganizations of affiliated funds. As a general matter, under Rule 17a-8, one of the requirements is that the sub-adviser for the funds being merged must be the same. In reliance on the Order, however, a shareholder vote is not needed to consolidate a Fund into another Fund sub-advised by a firm that is not affiliated with JNAM (provided that the transaction otherwise does not require a shareholder vote under Rule 17a-8, as is the case here). Since we are relying on the Order, we are sending you this notice and information statement in compliance with the Order.

     Therefore, this Information Statement is being provided to the shareholders invested in the above-listed Funds. It will be mailed on or about July 20, 2004.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


II.  AMENDED SUB-ADVISORY AGREEMENT WITH WELLINGTON MANAGEMENT

     A.   APPROVAL OF AMENDED SUB-ADVISORY AGREEMENT

     Currently, PPM America, Inc., with principal offices at 225 W. Wacker Drive, Chicago, Illinois 60606, is the sub-adviser to the JNL/PPM America Balanced Fund, JNL/PPM America Money Market Fund and JNL/PPM America Value Fund ("Relevant Funds") pursuant to a sub-advisory agreement with JNAM, dated January 31, 2001, as amended on May 16, 2002 and December 15, 2003 ("PPM Sub-Advisory Agreement"). The PPM Sub-Advisory Agreement was most recently approved by the Board of Trustees at a meeting held on January 29, 2004.

     On May 13, 2004, the Board, including the Disinterested Trustees, unanimously voted to replace PPM with Wellington Management as sub-adviser for the Relevant Funds and to approve an amendment to the sub-advisory agreement between JNAM and Wellington Management with respect to the Trust (the "Wellington Management Sub-Advisory Agreement"). Pursuant to the Order, shareholder approval is not required for this change because Wellington Management is not affiliated with JNAM. Effective October 4, 2004, Wellington Management will succeed PPM as sub-adviser to the Relevant Funds.

     With the replacement of PPM with Wellington Management as sub-adviser, the names of the Relevant Funds will be changed as follows and are hereinafter referred to by their new names:

PRIOR FUND NAME                                   NEW FUND NAME

JNL/PPM America Balanced Fund                     JNL/Select Balanced Fund
JNL/PPM America Money Market Fund                 JNL/Select Money Market Fund
JNL/PPM America Value Fund                        JNL/Select Value Fund

     In connection with the approval of the amendment to the Wellington Management Sub-Advisory Agreement, the Board also approved changing the investment objectives and/or certain non-fundamental investment policies of the JNL/Select Balanced Fund, JNL/Select Money Market Fund and JNL/Select Value Fund to reflect the management style of Wellington Management.

     The investment objectives and policies for the JNL/Select Balanced Fund were revised to read as follows:

         INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

         PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities. Changes between the two asset classes will be made gradually based on the managers' long-term perspective and assessment of business, economic, and market projections.

         In choosing equity securities, the sub-adviser employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

         With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the US government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

         Generally the Fund will sell any fixed income securities downgraded below investment grade within 91 days of the downgrade.

         The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.

         The significant differences between the old investment objectives and policies of the JNL/Select Balanced Fund and the new investment policies described above are that (1) preservation of capital no longer will be an investment objective; (2) the Fund will be permitted to invest up to 15% of its assets in foreign securities; and (3) the Fund will generally sell any fixed income securities downgraded below investment grade within 91 days of the downgrade. Please refer to Exhibit F for the changes from the current description.

          The investment objectives and policies for the JNL/Select Money Market Fund were revised to read as follows:

         INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

         PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

          o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

          o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

          o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

          o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

          o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         The sub-adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The overall weighted average maturity of the Fund's investments is 90 days or less.

         The sub-adviser manages the Fund to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

         The significant difference between the old investment objectives and policies of the JNL/Select Money Market Fund and the new investment policies described above is that under the new policies the JNL/Select Money Market Fund will also be able to invest in obligations issued or guaranteed as to principal and interest by state and local governments. Please refer to Exhibit G for the changes from the current description.

          The investment objectives and policies for the JNL/Select Value Fund were revised to read as follows:

         INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Value Fund is long-term growth of capital.

         PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

         Using a value approach, the Fund seeks to invest in stocks that are underpriced relative to other stocks. The Fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average valuation ratios. Fundamental analysis may include the assessment of company-specific factors such as its business environment, management quality, financial statements and outlook, dividends and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. The sub-adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. Limited consideration is given to macroeconomic analysis in establishing sector and industry weightings.

     The significant differences between the old investment objectives and policies of the JNL/Select Value Fund and the new investment policies described above are that (1) the JNL/Select Value Fund will be permitted to invest in foreign securities; and (2) the Fund will tend to invest in companies with large market capitalizations (generally above $3 billion). Please refer to Exhibit H for the changes from the current description.

     B.   DESCRIPTION AND CONTROL OF WELLINGTON MANAGEMENT

     Wellington Management Company, LLP, with principal offices at 75 State Street, Boston, Massachusetts 02109, is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management or its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2003, Wellington Management had investment management authority with respect to approximately $394 billion in assets.

     Wellington Management is owned by its 80 partners, all of whom are active in the firm. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. Please note that the managing partners are not necessarily those with the largest economic interests in the firm. Exhibit A sets forth a listing of the partners of Wellington Management. Edward P. Bousa, Vice President and John C. Keogh, Senior Vice President and Partner serve as the portfolio managers for the JNL/Select Balanced Fund. Karen
H. Grimes, Vice President serves as the portfolio manger for the JNL/Select Value Fund. Timothy E. Smith, Vice President serves as the portfolio manager for the JNL/Select Money Market Fund.

     For information regarding the principal executive officers and partners of Wellington Management, see Exhibit A hereto.

     C.   DESCRIPTION  OF  AMENDMENT  TO  THE  WELLINGTON   MANAGEMENT  AND  PPM
          SUB-ADVISORY AGREEMENTS

     The provisions of the amendment to the Wellington Management Sub-Advisory Agreement are substantially identical to the provisions of the old PPM Sub-Advisory Agreement. However, the rate of sub-advisory fees payable under the Wellington Management Sub-Advisory Agreement is less for JNL/Select Money Market Fund and higher for the JNL/Select Balanced Fund and the JNL/Select Value Fund. While the sub-advisory fees paid by JNAM for the JNL/Select Balanced Fund and the JNL/Select Value Fund are being increased, this will not affect the amount paid by those Relevant Funds, because JNAM is not raising the management fee for any of the Relevant Funds. A description of the Wellington Management Sub-Advisory Agreement for the Trust is set forth below and qualified in its entirety by reference to the agreement attached hereto as Exhibit C.

     MANAGEMENT SERVICES. Under the old PPM Sub-Advisory Agreement and the new Wellington Management Sub-Advisory Agreement (collectively, the "Sub-Advisory Agreements"), PPM managed, and Wellington Management will manage, the investment of the assets of the JNL/Select Balanced Fund, JNL/Select Money Market Fund and the JNL/Select Value Fund. The fee for each Fund is stated as an annual percentage of the current value of the net assets of the Fund and is accrued daily and paid monthly. The sub-adviser formulates a continuous investment program, makes investment decisions and places orders for each of the Funds and also monitors each of the Funds' investments consistent with the investment objectives and policies of the Funds. The sub-adviser regularly reports to the Board of Trustees and the Adviser with respect to the implementation of such investment programs. The sub-adviser consults with the Adviser from time to time to review investment policies and affairs of the Funds. The sub-adviser bears all expenses incurred by it in connection with the performance of its services under the Sub-Advisory Agreements. Each Fund bears certain other expenses incurred in its operation, including, but not limited to, investment advisory fees, administration fees, fees for necessary professional and brokerage services.

     The Sub-Advisory Agreements also provide that the sub-adviser, its partners, officers, employees, and certain other persons performing specific functions for the Funds will only be liable to the relevant Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     The Sub-Advisory Agreements also provide that the sub-adviser is responsible for managing the assets of the Funds in compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Tax Code"), applicable to the Funds (relating to the diversification requirements applicable to investments in Variable Contracts). The Wellington Management Sub-Advisory Agreement further provides that JNAM will not act in a manner that would result in the Sub-Adviser failing to maintain the required diversification, and if such failure is inadvertent, JNL and its affiliates will cooperate in seeking to remedy such failure. JNAM is obligated to pay the sub-adviser out of the advisory fee it receives from the Funds.

     Unless modified or terminated, the Wellington Management Sub-Advisory Agreement, as amended, will continue with respect to the Funds for an initial two-year period, as of May 3, 2004, and then from year to year as long as such continuance is specifically approved at least annually by the Boards of Trustees, including a majority of the Disinterested Trustees, or by the affirmative vote of a majority of the outstanding voting shares of the relevant Fund. The PPM Sub-Advisory Agreement provides that it may be terminated at any time without penalty upon 60 days' notice by the Trust or Adviser, or on 90 days' written notice by the sub-adviser. The Wellington Management Sub-Advisory Agreement provides that it may be terminated at any time without penalty upon 60 days' notice by the Fund, JNAM, or the sub-adviser. The Sub-Advisory Agreements also automatically terminate in the event of their assignment.

     ADVISORY AND SUB-ADVISORY FEES. As compensation for its services as the Adviser, JNAM receives a management fee computed separately for each Relevant Fund accrued daily and payable monthly on the average daily net assets for each Fund. The fee for each Relevant Fund is stated as an annual percentage of the current value of the net assets of the Fund. While the sub-advisory fees paid by JNAM for the JNL/Select Balanced Fund and the JNL/Select Value Fund are being increased, this will not affect the amount paid by those Relevant Funds, because JNAM is not raising the management fee for those Funds.

     The management fee for the Relevant Funds of the Trust remain unchanged, although the sub-advisory fee to be paid by JNAM for two of those Funds (the JNL/Select Balanced Fund and the JNL/Select Value Fund) has increased.

                            JNL/SELECT BALANCED FUND

            ADVISORY RATES BEFORE AND AFTER THE CHANGE IN SUB-ADVISER

                                 NET ASSETS RATE
                             $0 to $50 million .55%
                        $50 million to $150 million .50%
                       $150 million to $300 million .475%
                        $300 million to $500 million .45%
                             Over $500 million .425%

                          JNL/SELECT MONEY MARKET FUND

            ADVISORY RATES BEFORE AND AFTER THE CHANGE IN SUB-ADVISER

                                 NET ASSETS RATE
                             $0 to $500 million .30%
                             Over $500 million .25%

                              JNL/SELECT VALUE FUND

            ADVISORY RATES BEFORE AND AFTER THE CHANGE IN SUB-ADVISER

                                 NET ASSETS RATE
                             $0 to $300 million .55%
                        $300 million to $500 million .50%
                             Over $500 million .45%

          As compensation for its services, the Sub-Adviser receives a fee from JNAM computed separately for each Relevant Fund. The fee for each Relevant Fund is stated as an annual percentage of the current value of the net assets of the Relevant Fund and is accrued daily and payable monthly. The following is a schedule of the sub-advisory fees that JNAM was obligated to pay PPM under the PPM Sub-Advisory Agreement and is obligated to pay Wellington Management under the Wellington Management Sub-Advisory Agreement for the Relevant Funds. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE FUNDS AND ARE NOT ADDITIONAL CHARGES TO THE RELEVANT FUNDS.
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                            JNL/SELECT BALANCED FUND

           RATES AFTER THE CHANGE IN SUB-ADVISER                      RATES BEFORE THE CHANGE IN SUB-ADVISER
NET ASSETS                                       RATE        NET ASSETS                                     RATE
$0 to $200 million                               .27%        $0 to $50 million                              .25%
$200 to $400 million                             .25%        $50 to $150 million                            .20%
Over $400 million                                .23%        $150 to $300 million                          .175%
                                                             $300 to $500 million                           .15%
                                                             Over $500 million                             .125%


                          JNL/SELECT MONEY MARKET FUND


           RATES AFTER THE CHANGE IN SUB-ADVISER                      RATES BEFORE THE CHANGE IN SUB-ADVISER
NET ASSETS                                       RATE        NET ASSETS                                     RATE
$0 to $500 million                              .075%        $0 to $500 million                             .10%
Over $500 million                                .02%        Over $500 million                             .075%

                              JNL/SELECT VALUE FUND

           RATES AFTER THE CHANGE IN SUB-ADVISER                      RATES BEFORE THE CHANGE IN SUB-ADVISER
NET ASSETS                                       RATE        NET ASSETS                                     RATE
$0 to $50 million                                .40%        $0 to $50 million                              .25%
Over $50 million                                 .30%        $50 to $150 million                            .20%
                                                             $150 to $300 million                          .175%
                                                             $300 to $500 million                           .15%
                                                             Over $500 million                             .125%
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     The following table sets forth the aggregate amount of management fees paid by each  Relevant  Fund to JNAM for the period  ended  December  31,  2003.  THE
AGGREGATE  AMOUNT  OF  MANAGEMENT  FEES TO BE PAID TO JNAM ARE NOT  EXPECTED  TO
CHANGE AS A RESULT OF THE CHANGE OF  SUB-ADVISERS,  BECAUSE THE  MANAGEMENT  FEE
RATE IS NOT SCHEDULED TO CHANGE.

----------------------------------- ------------------------------------------

----------------------------------- ------------------------------------------
----------------------------------- ------------------------------------------
             Fund Name                             Actual Fees(1)
----------------------------------- ------------------------------------------
----------------------------------- ------------------------------------------
JNL/Select Balanced Fund                             $1,690,547
----------------------------------- ------------------------------------------
----------------------------------- ------------------------------------------
JNL/Select Money Market Fund                         $1,138,819
----------------------------------- ------------------------------------------
----------------------------------- ------------------------------------------
JNL/Select Value Fund                                  $211,716
----------------------------------- ------------------------------------------

(1) The management fees for the Funds were reduced by 20 bps effective December 15, 2003, when a 20 bps distribution/service (Rule 12b-1 fee) went into effect for the Funds' Class A shares. If that reduction had been in effect throughout 2003, the management fees shown in column (1) would have been $1,227,671 for the JNL/Select Balanced Fund, $592,667 for the JNL/Select Money Market Fund (this includes the advisory fee reduction that went into effect December 15, 2003), and $158,793 for the JNL/Select Value Fund. In addition, the management fee for the money market fund was reduced on December 15, 2003.

     The following table sets forth (1) the aggregate amount of sub-advisory fees paid by JNAM to PPM with respect to each Fund for the period ended December 31, 2003; (2) the aggregate amount of sub-advisory fees that JNAM would have paid Wellington Management for the period ended December 31, 2003, if the sub-advisory fee rates under the Wellington Management Sub-Advisory Agreement had been in effect throughout that year; and (3) the difference between the amounts of management fees under (1) as compared to (2) stated as a percentage of the amount under (1). While the sub-advisory fees paid by JNAM for the JNL/Select Balanced Fund and the JNL/Select Value Fund are being increased, this will not affect the amount paid by those Funds to JNAM, because JNAM is not raising the management fee for those Funds.

------------------------------------------- --------------------- --------------------- ----------------------
                                                    (1)                   (2)                    (3)
------------------------------------------- --------------------- --------------------- ----------------------
------------------------------------------- --------------------- --------------------- ----------------------
                Fund Name                       Actual Fees          Pro forma fees      Difference between
                                                                                         (1) and (2), as a %
                                                                                               of (1)
------------------------------------------- --------------------- --------------------- ----------------------
------------------------------------------- --------------------- --------------------- ----------------------

------------------------------------------- --------------------- --------------------- ----------------------
------------------------------------------- --------------------- --------------------- ----------------------
JNL/Select Balanced Fund                        $491,773              $653,248                   33%
------------------------------------------- --------------------- --------------------- ----------------------
------------------------------------------- --------------------- --------------------- ----------------------
JNL/Select Money Market Fund                     $304,387*            $148,167                  -51%
------------------------------------------- --------------------- --------------------- ----------------------
------------------------------------------- --------------------- --------------------- ----------------------
JNL/Select Value Fund                           $ 72,138              $115,486                   60%
------------------------------------------- --------------------- --------------------- ----------------------

* The sub-advisory fee for the JNL/Select Money Market Fund was reduced on December 15, 2003. If the reduction had been in effect throughout 2003, the sub-advisory fee shown in column (1) would have been $197,556 and the difference shown in column (3) would have been -25%.

     D.   EVALUATION BY THE BOARD OF TRUSTEES

     At a meeting on May 13,  2004,  the  Board,  including  a  majority  of the
Disinterested Trustees, unanimously approved a change in sub-adviser of the Relevant Funds from PPM to Wellington Management after determining that the change in sub-adviser was in the best interests of the Relevant Funds and their shareholders. At that meeting, the Board approved the amendment to the Wellington Management Sub-Advisory Agreement (which amended and restated an existing Sub-Advisory Agreement with Wellington Management to add the Relevant Funds). In determining to approve the amendment, the Board considered information provided by Wellington Management, as well as information and analysis provided by JNAM with respect to Wellington Management. Specifically, the types of information considered by the Board in determining approval of the amendment of the sub-advisory agreement was in the best interests of the Funds and their shareholders were the following:

     o The Trustees were presented with information, prepared by Wellington Management, describing its investment processes, the security selection criteria to be employed in managing the Funds, and the personnel of Wellington Management to be involved in managing the Funds.

     o The Trustees were presented with an analysis, prepared by the Adviser, comparing the sub-advisory fees paid to Wellington Management for each Fund with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees to be paid to Wellington Management under the agreement were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o The Trustees were provided with information on the financial condition of Wellington Management, and its subsidiaries, demonstrating that Wellington Management was in adequate financial condition.

     o The Trustees were provided copies of Wellington Management's Policy on Allocation of Transactions Among and Between Clients and Statement of Internal Controls.

     E.   OWNERSHIP OF THE TRUST

     For information regarding the shareholders and ownership of the Relevant Funds, see "ADDITIONAL INFORMATION" below.

     F.   BROKERAGE TRANSACTIONS

     A description of the portfolio brokerage policies applicable to the Relevant Funds and information concerning commissions paid to affiliated brokers is set forth under "ADDITIONAL INFORMATION" below.

     G.   OTHER INVESTMENT COMPANIES ADVISED BY WELLINGTON MANAGEMENT

     Wellington Management currently acts as adviser or sub-adviser to the following other registered investment companies having similar investment objectives and policies to those of the Relevant Funds. The size of each of these funds and the rate of Wellington Management's compensation for each fund are as follows:

JNL/Select Balanced Fund

----------------------------------- ------------------ --------------------------------- ----------------------------------------
                                                                                              Schedule of Sub-Advisory Fees
----------------------------------- ------------------ --------------------------------- ----------------------------------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
               Fund                    Net Assets                  Adviser                   Net Assets             Annual Rate
                                    (as of 12/31/03)

                                         ($ mil)
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
CIGNA Balanced                          $17             CIGNA Funds Group                    All                        0.330%
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
AS Multi-Asset Portfolio (a) (1)        $64             SunAmerica Asset Management          First   $50,000,000          0.250%
                                                                                             Next   $100,000,000          0.175%
                                                                                             Over   $150,000,000          0.150%
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
JP Financial Balanced                   $71             Jefferson Pilot Financial            First   $100,000,000         0.450%
                                                                                             Next    $100,000,000         0.350%
                                                                                             Over    $200,000,000         0.300%
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
Enterprise Managed (a)                  $686            Enterprise Capital Management        First   $200,000,000         0.270%
                                                                                             Next    $200,000,000         0.250%
                                                                                             Over    $400,000,000         0.230%
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
Enterprise Managed                      $129            Enterprise Capital Management        First   $200,000,000         0.270%
                                                                                             Next    $200,000,000         0.250%
                                                                                             Over    $400,000,000         0.230%
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
VVIF Balanced Fund (a) (2)              $873            The Vanguard Group                   First   $500,000,000         0.100%
                                                                                             Next    $500,000,000         0.050%
                                                                                             Over  $1,000,000,000         0.040%
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
Hartford MF Advisers (3)                $2,602           HL Advisors                         First    $50,000,000         0.325%
                                                                                             Next    $100,000,000         0.250%
                                                                                             Next    $350,000,000         0.200%
                                                                                             Next    $500,000,000         0.150%
                                                                                             Over  $1,000,000,000         0.125%
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
Hartford HLS Advisers (a) (3)           $11,374         HL Advisors                          First    $50,000,000         0.325%
                                                                                             Next    $100,000,000         0.250%
                                                                                             Next    $350,000,000         0.200%
                                                                                             Over    $500,000,000         0.150%
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
----------------------------------- ------------------ --------------------------------- -------------------------- -------------
Vanguard Wellington Fund (2)            $27,762         The Vanguard Group                   First  $1,000,000,000        0.100%
                                                                                             Next   $2,000,000,000        0.050%
                                                                                             Next   $7,000,000,000        0.040%
                                                                                             Over  $10,000,000,000        0.030%
----------------------------------- ------------------ --------------------------------- -------------------------- -------------

(a) An underlying fund wrapped by a variable annuity.

Note:  All fees may be subject to voluntary waivers and/or minimum annual fees.
Note:  These comparables include all 40 Act funds subadvised by Wellington
       Management. Not all are managed in a style identical to that proposed for JNL Balanced.

(1) As of 12/31/03, Wellington Management Company managed $4.3 billion for
SunAmerica
(2) As of 12/31/03, Wellington Management Company managed $59.8 billion for The Hartford.
(3) As of 12/31/03, Wellington Management Company managed $117.2 billion for The Vanguard Group.

Source: Wellington Management

JNL/Select Money Market Fund

------------------------------------- ------------------ ---------------------------- -----------------------------------------
                                                                                           Schedule of Sub-Advisory Fees
------------------------------------- ------------------ ---------------------------- -----------------------------------------
------------------------------------- ------------------ ---------------------------- ------------------------------ ----------
               Fund                      Net Assets                Adviser                   Net Assets             Annual Rate
                                      (as of 12/31/03)

                                         ($ mil)
------------------------------------- ------------------ ---------------------------- ------------------------------ ----------
AS Money Market (a)                     $19                     SunAmerica              First $500,000,000              0.075%
                                                                                        Over  $500,000,000              0.020%
------------------------------------- ------------------ ---------------------------- ------------------------------ ----------
------------------------------------- ------------------ ---------------------------- ------------------------------ ----------
PBHG Cash Reserves Fund                 $63                     PBHG                    First $500,000,000              0.075%
                                                                                        Over  $500,000,000              0.020%
------------------------------------- ------------------ ---------------------------- ------------------------------ ----------
------------------------------------- ------------------ ---------------------------- ------------------------------ ----------
Golden Oak Prime                        $144                    Citizens                First $500,000,000              0.075%
                                                                                        Over  $500,000,000              0.020%
------------------------------------- ------------------ ---------------------------- ------------------------------ ----------
------------------------------------- ------------------ ---------------------------- ------------------------------ ----------
Bishop St MM Fund                       $200                    First Hawaiian          First $500,000,000              0.065%
                                                                                        Over  $500,000,000              0.020%
------------------------------------- ------------------ ---------------------------- ------------------------------ ----------
------------------------------------- ------------------ ---------------------------- ------------------------------ ----------
Bishop St Treas MM Fund                 $270                    First Hawaiian          First $500,000,000              0.065%
                                                                                        Over  $500,000,000              0.020%
------------------------------------- ------------------ ---------------------------- ------------------------------ ----------
------------------------------------- ------------------ ---------------------------- ------------------------------ ----------
JH Money Market                         $691                    John Hancock            First $500,000,000              0.075%
                                                                                        Over  $500,000,000              0.020%
------------------------------------- ------------------ ---------------------------- ------------------------------ ----------

(a) An underlying fund wrapped by a variable annuity.
Note: All fees may be subject to voluntary waivers and/or minimum annual fees.

Source: Wellington Management

JNL/Select Value Fund

---------------------------------------- --------------------- --------------------------- ----------------------------------------
                                                                                                Schedule of Sub-Advisory Fees
---------------------------------------- --------------------- --------------------------- ----------------------------------------
---------------------------------------- --------------------- --------------------------- ------------------------- --------------
                 Fund                         Net Assets                Adviser                   Net Assets          Annual Rate
                                            (as of 12/31/03)

                                                ($ mil)
---------------------------------------- --------------------- --------------------------- ------------------------- --------------
Enterprise Deep Value MF                        $31             Enterprise                      First $100,000,000       0.400%
                                                                                                Over  $100,000,000       0.300%
---------------------------------------- --------------------- --------------------------- ------------------------- --------------
---------------------------------------- --------------------- --------------------------- ------------------------- --------------
Enterprise Deep Value (a) VA                    $4              Enterprise                      First $100,000,000       0.400%
                                                                                                Over  $100,000,000       0.300%
---------------------------------------- --------------------- --------------------------- ------------------------- --------------
---------------------------------------- --------------------- --------------------------- ------------------------- --------------
Seasons Select: Large Cap Value (a)(1)          $89            AIG SunAmerica Asset             First $100,000,000       0.400%
                                                               Management                       Next  $100,000,000       0.300%
                                                                                                Over  $200,000,000       0.250%
---------------------------------------- --------------------- --------------------------- ------------------------- --------------
---------------------------------------- --------------------- --------------------------- ------------------------- --------------
Hartford Value HLS (a) (2)                      $255            HL Advisors, Inc                First  $50,000,000       0.350%
                                                                                                Next  $100,000,000       0.275%
                                                                                                Next  $350,000,000       0.225%
                                                                                                Over  $500,000,000       0.175%
---------------------------------------- --------------------- --------------------------- ------------------------- --------------
---------------------------------------- --------------------- --------------------------- ------------------------- --------------
Hartford Value MF (2)                           $69             HL Advisors, Inc                First  $50,000,000       0.350%
                                                                                                Next  $100,000,000       0.275%
                                                                                                Next  $350,000,000       0.225%
                                                                                                Over  $500,000,000       0.175%
---------------------------------------- --------------------- --------------------------- ------------------------- --------------
---------------------------------------- --------------------- --------------------------- ------------------------- --------------
MassMutual Fundamental Value                    $575            MassMutual                      First $100,000,000       0.400%
                                                                                                Over  $100,000,000       0.300%
---------------------------------------- --------------------- --------------------------- ------------------------- --------------
---------------------------------------- --------------------- --------------------------- ------------------------- --------------
Vantagepoint Growth and Income                  $765            ICMA Retirement Corp            First  $50,000,000       0.400%
                                                                                                Next   $50,000,000       0.300%
                                                                                                Over  $100,000,000       0.250%

---------------------------------------- --------------------- --------------------------- ------------------------- --------------


(a) An underlying fund wrapped by a variable annuity.

Note: All fees may be subject to voluntary waivers and/or minimum annual fees.
(1) As of 12/31/03, Wellington Management Company managed $4.3 billion for SunAmerica
(2) As of 12/31/03, Wellington Management Company managed $59.8 billion for The Hartford.

Source: Wellington Management

III. CONSOLIDATION OF (A) JNL/PPM AMERICA HIGH YIELD BOND FUND WITH AND INTO JNL/SALOMON BROTHERS HIGH YIELD BOND FUND AND (B) JNL/SALOMON BROTHER
     BALANCED FUND WITH AND INTO JNL/SELECT BALANCED FUND (CURRENTLY JNL/PPM AMERICA BALANCED FUND)

     A.   APPROVAL OF CONSOLIDATION

     On May 13, 2004, the Board of Trustees, including the Disinterested Trustees, unanimously voted to consolidate the JNL/PPM America High Yield Bond Fund ("Acquired Bond Fund"), which was sub-advised by PPM, with and into the JNL/Salomon Brothers High Yield Bond Fund (the "Acquiring Bond Fund"), which is sub-advised by Salomon Brothers, with the Acquiring Bond Fund as the surviving fund. In addition, the Board of Trustees, including the Disinterested Trustees, unanimously voted to consolidate the JNL/Salomon Brothers Balanced Fund ("Acquired Balanced Fund", together with the Acquired Bond Fund, the "Acquired Funds"), which was sub-advised by Salomon Brothers, with and into the JNL/Select Balanced Fund (the "Acquiring Balanced Fund", together with the Acquired Bond Fund, the "Acquiring Funds"), after the replacement of PPM by Wellington Management as sub-adviser as described in Section II above, effective October 4, 2004, with the Acquiring Balanced Fund as the surviving fund. As described in more detail below, the Board determined that each consolidation was in the best interests of the shareholders of the affected Funds and would not dilute the interests of any shareholders in the affected Funds. The consolidations will be effective on or about October 4, 2004. A copy of the Plan of Reorganization is attached hereto as Exhibit E.

     Under Rule 17a-8 under the 1940 Act, shareholder approval of the consolidations is not required. However, because the Acquired Funds have different sub-advisers from the corresponding Acquiring Funds, we are providing shareholders of the Acquired Funds with information concerning the sub-advisers of the corresponding Acquiring Funds (i.e., Salomon Brothers and Wellington Management) in compliance with the Order.

     As a result of the consolidation, shareholders of the Acquired Bond Fund will become shareholders of the Acquiring Bond Fund and shareholders of the Acquired Balanced Fund will become shareholders of the Acquiring Balanced Fund. While the investment objectives and investment policies of the Funds are similar in many respects there also are differences. The investment objectives and policies for the Acquiring Bond Fund are as follows:

         INVESTMENT OBJECTIVE. The investment objective of the JNL/Salomon Brothers High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

         PRINCIPAL INVESTMENT STRATEGIES. The JNL/Salomon Brothers High Yield Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities, commonly referred to as "junk bonds" and related investments. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum. In light of the risks associated with such securities, the sub-adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The sub-adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the sub-adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependent on the sub-adviser's credit analysis than would be the case if it invested in higher quality debt securities.

         In pursuing the Fund's secondary objective of capital appreciation, the sub-adviser looks for those companies that the sub-adviser believes have the highest potential for improving credit fundamentals.

     The significant difference between the investment objectives and policies of the Acquired Bond Fund and the investment objectives and policies of the Acquiring Bond Fund described above is that there is no limitation on investments in bonds rated C by Moody's, D by S&P or unrated. Please refer to
Exhibit I for a comparison of the investment objectives and policies of the two Funds.

     The investment objectives and policies for the Acquiring Balanced Fund are as follows:

         INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

         PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities. Changes between the two asset classes will be made gradually based on the managers' long-term perspective and assessment of business, economic, and market projections.

         In choosing equity securities, the sub-adviser employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

         With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the US government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

         Generally the Fund will sell any fixed income securities downgraded below investment grade within 91 days of the downgrade.

         The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.

     The significant differences between the investment objectives and policies of Acquired Balanced Fund and the investment policies described above of the Acquiring Balanced Fund is that the Acquiring Balanced Fund may invest a higher percentage of its assets in equity securities and less in fixed-income securities. Also, the Acquiring Balanced Fund will generally sell fixed-income securities downgraded below investment grade within 91 days of the down-grade. Please refer to Exhibit J for a comparison of the investment objectives and policies of the two Funds.


     B.   DESCRIPTION AND CONTROL OF SUB-ADVISERS OF THE ACQUIRING FUNDS

     SALOMON BROTHERS. Salomon Brothers' principal address is 399 Park Avenue, New York, New York 10022. Salomon Brothers is a wholly-owned subsidiary of Citigroup Inc. Citigroup's headquarters are located at 399 Park Avenue, New York, New York 10022. Salomon Brothers was established in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, Salomon Brothers provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world and serves as sub-adviser to various investment companies.

     For information regarding the principal executive officers and directors of Salomon Brothers, see Exhibit B hereto.

     WELLINGTON MANAGEMENT. For a description of Wellington Management, please see page 10.

     C.   OVERVIEW OF CONSOLIDATIONS

     The following description of the Plan of Reorganization ("Plan") is qualified in its entirety by reference to the text of the Plan, the form of which is attached as Exhibit E hereto. The plan will become effective on October 4, 2004.

     The Plan provides for the transfer of all the assets, liabilities and interests of each Acquiring Fund to the corresponding Acquired Fund. The Plan provides that in exchange for all of its shares of each Acquired Fund, each shareholder of the Acquired Fund receives a number of shares, including fractional shares, of the corresponding Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund. Each shareholder of the Acquired Fund thereupon becomes a shareholder of the corresponding Acquiring Fund. Upon completion of these transactions, each Acquired Fund will be terminated and no further shares will be issued by it. The Plan provides that the classes of the Trust's shares representing each Acquired Fund are to be closed and the shares previously authorized for those classes reclassified by the Board of Trustees. The costs and expenses of the transactions will be borne by JNAM.

     D.   COMPARISON OF SUB-ADVISORY AGREEMENTS

     INTRODUCTION. The provisions of the PPM Sub-Advisory Agreement applicable to the Acquired Bond Fund are substantially identical to the provisions of the Salomon Brothers Sub-Advisory Agreement applicable to the Acquiring Bond Fund. However, the rate of sub-advisory fees payable to PPM is less than the rate payable to Salomon Brothers. The management fee charged by JNAM to the Acquiring Bond Fund after the Consolidation will be reduced to the same level as it currently charges the Acquired Bond Fund. The description of the Salomon Brothers Sub-Advisory Agreement, as amended, is set forth below and is qualified in its entirety by reference to the agreement attached hereto as Exhibit D.

     The provisions of the Salomon Brothers Sub-Advisory Agreement applicable to the Acquired Balanced Fund are substantially identical to the provisions of the Wellington Management Sub-Advisory Agreement that will be applicable the Acquiring Balanced Fund. However, the rate of sub-advisory fees payable under the Wellington Management Sub-Advisory Agreement is less than under the Salomon Brothers Sub-Advisory Agreement. In addition, the management fee charged by JNAM to the Acquiring Balanced Fund is less than the management fee charged by it to the Acquired Balanced Fund. The description of the Wellington Management Sub-Advisory Agreement, as amended, is set forth below and is qualified in its entirety by reference to the agreement attached hereto as Exhibit C.

     MANAGEMENT SERVICES. Under the terms of the PPM Sub-Advisory Agreement and the Salomon Brothers Sub-Advisory Agreement and the terms of the Wellington Management Sub-Advisory Agreement and the Salomon Brothers Sub-Advisory Agreement (collectively, the "Sub-Advisory Agreements"), the sub-adviser manages the investment of the assets of the relevant Fund. The sub-advisory fee is stated as an annual percentage of the current value of the net assets of the Fund and is accrued daily and paid monthly. The sub-adviser formulates a continuous investment program, makes investment decisions and places orders for the Fund and also monitors each of the Fund's investments consistent with the investment objectives and policies of the Fund. The sub-adviser regularly reports to the Board of Trustees and JNAM with respect to the implementation of such investment programs. The sub-adviser consults with JNAM from time to time to review investment policies and affairs of the Fund. The sub-adviser bears all expenses incurred by it in connection with the performance of its services under the Sub-Advisory Agreements, other than the costs of securities (including any brokerage commissions).

     Each Sub-Advisory Agreement also provides that the sub-adviser, its directors (or partners for Wellington Management), officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

     Each Sub-Advisory Agreement also provides that the sub-adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Tax Code"), applicable to the Fund (relating to the diversification requirements applicable to investments in Variable Contracts). The Wellington Management Sub-Advisory agreement further provides that JNAM will not act in a manner that would result in the sub-adviser failing to maintain the required diversification, and if such failure is inadvertent, Jackson National Life Insurance Company and its affiliates will cooperate in seeking to remedy such failure. JNAM is obligated to pay the sub-adviser out of the advisory fee it receives from the Fund.

     Unless modified or terminated, each Sub-Advisory Agreement continues with respect to the Fund from year to year as long as such continuance is specifically approved at least annually by the Boards of Trustees, including a majority of the Disinterested Trustees, or by the affirmative vote of a majority of the outstanding voting shares of the Fund. The Salomon Sub-Advisory Agreement and the PPM Sub-Advisory Agreement provide that they may be terminated at any time without penalty upon 60 days' notice by the Trust or Adviser, or on 90 days' written notice by the sub-adviser. The Wellington Management Sub-Advisory Agreement provides that it may be terminated at any time without penalty upon 60 days' notice by the Trust, the Adviser, or the sub-adviser. The Sub-Advisory Agreements also automatically terminate in the event of their assignment.

     ADVISORY AND SUB-ADVISORY FEES. As compensation for its services as the Adviser, JNAM receives an advisory fee computed separately for each Fund of the Trust, accrued daily and payable monthly on the average daily net assets for each Fund. The fee for each Fund is stated as an annual percentage of the current value of the net assets of the Fund.

     As compensation for its services, each Sub-Adviser receives a fee from JNAM computed separately for the Fund. The fee for the Fund is stated as an annual percentage of the current value of the net assets of the Fund and is accrued daily and payable monthly.

COMPARISON OF ADVISORY AND SUB-ADVISORY FEES BEFORE AND AFTER THE CONSOLIDATION OF THE BOND FUNDS

     The management fee paid to JNAM by each Bond Fund is set forth in the table below:

               JNL/PPM AMERICA HIGH YIELD BOND FUND (ACQUIRED BOND
               FUND) AND JNL/SALOMON BROTHERS HIGH YIELD BOND FUND
                             (ACQUIRING BOND FUND)*
NET ASSETS                                 RATE
$0 to $50 million                          .55%
$50 million to $150 million                .50%
$150 million to $300 million               .475%
$300 million to $500 million               .45%
Over $500 million                          .425%
____________________
*The Acquiring Fund will adopt this fee schedule, thereby reducing its management fee, effective as the closing date of this Consolidation

     The following table compares the sub-advisory fees that JNAM is obligated to pay PPM with respect to the Acquired Bond Fund under the PPM Sub-Advisory Agreement and is obligated to pay Salomon Brothers with respect to the Acquiring Bond Fund under the Salomon Brothers Sub-Advisory Agreement.

                    ACQUIRED BOND FUND                                          ACQUIRING BOND FUND
                                                 RATE                                                       RATE
$0 to $50 million                                .25%        $0 to $50 million                              .35%
$50 million to $150 million                      .20%        $50 to $100 million                            .30%
$150 million to $300 million                    .175%        Amounts over $100 million                      .25%
$300 million to $500 million                     .15%
Over $500 million                               .125%

THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE FUND AND ARE NOT ADDITIONAL CHARGES TO THE FUND.

         The following table sets forth the aggregate amount of management fees paid by the Acquired Bond Fund to JNAM for the period ended December 31, 2003. The Consolidation of this Fund with the Acquiring Bond Fund is not expected to change the amount of management fees paid to JNAM with respect to the assets currently in the Acquired Bond Fund, because the management fee rate of both Funds will be the same.

                ------------------------- -----------------------
                     Actual Fees(1)             1,449,279
                ------------------------- -----------------------

(1) The management fees for the Funds were reduced by 20 bps effective December 15, 2003, when a 20 bps distribution/service (Rule 12b-1 fee) went into effect for the Funds Class A shares. If that reduction had been in effect throughout 2003, the management fees shown in column (1) would have been $1,055,478.

     The following table sets forth (1) the aggregate amount of sub-advisory fees paid by JNAM to PPM with respect to the Acquired Bond Fund for the period ended December 31, 2003; (2) the aggregate amount of sub-advisory fees that JNAM would have paid Salomon Brothers for the period ended December 31, 2003, if the sub-advisory fee rates under the Salomon Brothers Sub-Advisory Agreement had been in effect throughout that year; and (3) the difference between the amounts of management fees under (1) as compared to (2) stated as a percentage of the amount under (1). While the sub-advisory fee rate paid by JNAM with respect to the Acquiring Bond Fund is higher than the sub-advisory fees paid by JNAM with respect to the Acquired Bond Fund, this will not affect the amount paid by shareholders, because after the Consolidation JNAM will charge the Acquiring Bond Fund the same management fee rates as it currently charges the Acquired Bond Fund.

--------------------------------------------- --------------------- ---------------------- ---------------------
                                                      (1)                    (2)                   (3)
--------------------------------------------- --------------------- ---------------------- ---------------------
--------------------------------------------- --------------------- ---------------------- ---------------------
                 Fund Name                        Actual Fees          Pro forma fees       Difference between
                                                                                           (1) and (2), as a %
                                                                                                  of (1)
--------------------------------------------- --------------------- ---------------------- ---------------------
--------------------------------------------- --------------------- ---------------------- ---------------------
JNL/PPM  High Yield Bond Fund                       $428,334              688,248                61%
--------------------------------------------- --------------------- ---------------------- ---------------------

COMPARISON  OF  ADVISORY  AND  SUB-ADVISORY  FEES  PAID  BEFORE  AND  AFTER  THE
CONSOLIDATION OF THE BALANCED FUNDS

     The management fee paid to JNAM by each Fund is compared in the table below:

    JNL/SALOMON BROTHERS BALANCED FUND (ACQUIRED         JNL/SELECT BALANCED FUND (ACQUIRING BALANCED FUND)
                   BALANCED FUND)
NET ASSETS                                 RATE        NET ASSETS                                 RATE
$0 to $50 million                          .60%        $0 to $50 million                          .55%
$50 million to $100 million                .55%        $50 million to $150 million                .50%
Over $100 million                          .50%        $150 million to $300 million               .475%
                                                       $300 million to $500 million               .45%
                                                       Over $500 million                          .425%

     The following table compares the sub-advisory fees that JNAM was obligated to pay Salomon Brothers with respect to the Acquired Balanced Fund under the Salomon Brothers Sub-Advisory Agreement and will be obligated to pay Wellington
Management  with respect to the  Acquiring  Balanced  Fund under the  Wellington
Management Sub-Advisory Agreement.

                  ACQUIRED BALANCED FUND                                      ACQUIRING BALANCED FUND
NET ASSETS                                       RATE        NET ASSETS                                     RATE
$0 to $50 million                                .35%        $0 to $200 million                             .27%
$50 million to $100 million                      .30%        $200 to $400 million                           .25%
Over $100 million                                .25%        Amounts over $400 million                      .23%

THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT RECEIVES FOR THE
FUND AND ARE NOT ADDITIONAL CHARGES TO THE FUND.

     The following table sets forth (1) the aggregate amount of management fees paid by the Acquired Balanced Fund to JNAM for the period ended December 31, 2003; (2) the aggregate amount of management fees that JNAM would have received from the Acquired Balanced Fund for the period ended December 31, 2003, if the management fee rate for that Fund had been the same as the management fee rate that the Acquiring Balanced Fund will charge after the Consolidation; and (3) the difference between the amounts of management fees under (1) as compared to
(2) stated as a percentage of the amount under (1).

------------------------- ----------------------- -----------------------
          (1)                      (2)                     (3)
------------------------- ----------------------- -----------------------
------------------------- ----------------------- -----------------------
     Actual Fees(1)           Pro forma fees        Difference between
                                                   (1) and (2), as a %
                                                          of (1)
------------------------- ----------------------- -----------------------
------------------------- ----------------------- -----------------------
      130,513                    90,903                    -30%
------------------------- ----------------------- -----------------------

(1) The management fees for the Funds were reduced by 20 bps effective December 15, 2003, when a 20 bps distribution/service (Rule 12b-1 fee) went into effect for the Funds Class A shares. If that reduction had been in effect throughout 2003, the management fees shown in column (1) would have been $99,167.

     The following table sets forth the aggregate amount of sub-advisory fees paid by JNAM to Salomon Brothers with respect to Acquired Balanced Fund for the period ended December 31, 2003; (2) the aggregate amount of sub-advisory fees that JNAM would have paid for the period ended December 31, 2003, if the sub-advisory fee rate for that Fund had been the same as the current sub-advisory fee rate for Acquiring Balanced Fund; and (3) the difference between the amounts of management fees under (1) as compared to (2) stated as a percentage of the amount under (1).

------------------------- ----------------------- -----------------------
          (1)                      (2)                     (3)
------------------------- ----------------------- -----------------------
------------------------- ----------------------- -----------------------
      Actual Fees             Pro forma fees        Difference between
                                                   (1) and (2), as a %
                                                          of (1)
------------------------- ----------------------- -----------------------
------------------------- ----------------------- -----------------------
      57,848                     44,625                    -23%
------------------------- ----------------------- -----------------------

     E.   EVALUATION BY THE BOARD OF TRUSTEES

     MOST RECENT APPROVAL OF SALOMON BROTHERS SUB-ADVISORY AGREEMENT. The Board of Trustees most recently voted to continue the Salomon Brothers Sub-Advisory Agreement at a meeting in September 2003. At the May 13, 2004 meeting, the Board of Trustees approved an amendment to the Salomon Brothers Sub-Advisory Agreement. At the May 13, 2004 meeting, Salomon Brothers provided updated information to the Board of Trustees to approve the amendment to the Salomon Brothers Sub-Advisory Agreement.

     In determining to continue the sub-advisory agreement in September 2003, the Trustees considered information regarding Salomon Brothers provided by the sub-adviser, as well as information and analysis provided by JNAM with respect to Salomon Brothers. Specifically, the types of information considered by the Trustees in determining that continuation of the sub-advisory agreement was in the best interests of the Fund and its shareholders were the following:

     o The Trustees were presented with an analysis, prepared by JNAM, of the performance of the Fund compared to its benchmark index and compared also to other investment company portfolios having similar investment objectives, indicating that, while the Fund exhibited both positive and negative variances from its benchmark indices, the performance of the Fund was within reasonable expectations.

     o The Trustees were presented with information, prepared by the sub-adviser, describing its investment philosophies and processes, its best execution policies, the security selection criteria employed, and the personnel to be involved in managing the Fund, indicating the sub-adviser continued to adhere to the investment philosophy and security selection criteria which formed a basis for its initial retention by the Trust, and the sub-adviser was continuing to devote adequate personnel resources to the Fund.

     o The Trustees were presented by an analysis, prepared by JNAM, comparing the sub-adviser's fees with the sub-advisory fees of underlying funds of variable annuity products having similar investment objectives, indicating the fees paid the sub-adviser under the agreement were reasonable in relation to sub-advisory fees of other underlying funds of variable annuities having similar investment objectives.

     o The Trustees were presented with profitability information by the sub-adviser regarding its profitability with respect to its services to the Trust indicating its profitability was not excessive.

     At the May 13, 2004 meeting, the Board also approved an amendment to the Wellington Management Sub-Advisory Agreement, appointing Wellington Management to be sub-adviser to the JNL/Select Balanced Fund (formerly the JNL/PPM America Balanced Fund, as described in Section II above. Please see Section II above for information considered by the Board with respect to Wellington Management.

     At the May 13, 2004 meeting, the Trustees, including the Disinterested Trustees, unanimously approved the Plan of Reorganization consolidating the Acquired Bond Fund with and into the Acquiring Bond Fund. In addition, the Trustees, including the Disinterested Trustees, unanimously approved the Plan of Reorganization consolidating Acquired Balanced Fund with and into the Acquired Balanced Fund. The Trustees determined that the consolidation was in the best interests of the shareholders of each Acquired Fund and the corresponding Acquiring Fund and that the consolidation would not dilute the shares of any shareholder of either Acquired Fund or corresponding Acquiring Fund. The principal factors considered by the Trustees in approving the Plan were

     -- FOR THE CONSOLIDATION OF THE BOND FUNDS:

     o the reduction of the management fee and expense ratio of Acquiring Bond Fund;

     o    the comparatively better long-term performance of Acquiring Bond Fund;

     o that (i) the contract owners and employee benefit plan participants with beneficial interests in the Acquired and Acquiring Bond Funds will not realize a tax gain or loss as a result of the transaction because of the nature of the contracts or the nature of the plan, respectively, (ii) the Acquiring Bond Fund will not realize a tax gain or loss as a result of the transaction, and (iii) the Acquired Bond Fund will realize a tax gain or loss as a result of the transaction, but will not incur any tax liabilities as a result of the transaction because of the operation of the tax rules applicable to regulated investment companies which allow the deduction of dividends paid;

     o    that  the   consolidation   would  not  dilute  the  interest  of  any
          shareholder in the Funds; and

     o the factors considered by the Board in approving the amendment to the Salomon Brothers Sub-Advisory Agreement as described above;

     -- FOR THE CONSOLIDATION OF THE BALANCED FUNDS:

     o    the lower management fee and expense ratio of Acquiring Balanced Fund;

     o    the comparatively better performance of Acquiring Balanced Fund;

     o that (i) the contract owners and employee benefit plan participants with beneficial interests in the Acquiring and Acquired Balanced Funds will not realize a tax gain or loss as a result of the transaction because of the nature of the contracts or the nature of the plan, respectively, (ii) the Acquiring Balanced Fund will not realize a tax gain or loss as a result of the transaction, and (iii) the Acquired Balanced Fund will realize a tax gain or loss as a result of the transaction, but will not incur any tax liabilities as a result of the transaction because of the operation of the tax rules applicable to regulated investment companies which allow the deduction of dividends paid;

     o    that  the   consolidation   would  not  dilute  the  interest  of  any
          shareholder in the Funds; and

     o the factors considered by the Board in approving the amendment to Wellington Management Sub-Advisory Agreement as described above.


     F.   OWNERSHIP OF THE TRUST

         For information regarding the shareholders and ownership of the Trust, see "ADDITIONAL INFORMATION" below.

     G.   BROKERAGE TRANSACTIONS

     A description of the portfolio brokerage policies applicable to the Funds and information concerning commissions paid to affiliated brokers is set forth under "ADDITIONAL INFORMATION" below.

     H.   OTHER INVESTMENT COMPANIES ADVISED BY SALOMON BROTHERS

----------------------------------------------- ------------------- --------------------------- ------------------------------------
                                                                                                   Schedule of Sub-Advisory Fees
----------------------------------------------- ------------------- --------------------------- ------------------------------------
----------------------------------------------- ------------------- --------------------------- ------------------ -----------------
                     Fund                           Net Assets               Adviser               Net Assets         Annual Rate
                                                  (as of 12/31/03)

                                                      ($ mil)
----------------------------------------------- ------------------- --------------------------- ------------------ -----------------
Salomon Brothers High Yield Bond Fund                   $1,804          Salomon Brothers                All             0.75%
                                                                        Asset Management Inc
----------------------------------------------- ------------------- --------------------------- ------------------ -----------------
----------------------------------------------- ------------------- --------------------------- ------------------ -----------------
Salomon Brothers Variable High Yield Bond Fund          $39.8           Salomon Brothers                All             0.75%
                                                                        Asset Management Inc                        (10 basis points
                                                                                                                         waiver)
----------------------------------------------- ------------------- --------------------------- ------------------ -----------------
----------------------------------------------- ------------------- --------------------------- ------------------ -----------------
MIT High Yield Bond                                     $920.5          Salomon Brothers          First $500MM          0.275%
                                                                        Asset Management Inc      $500MM+               0.20%
----------------------------------------------- ------------------- --------------------------- ------------------ -----------------
----------------------------------------------- ------------------- --------------------------- ------------------ -----------------
Heritage Income Trust, High Yield Bond Fund             $101.7          Salomon Brothers                All             0.30%
                                                                        Asset Management Inc
----------------------------------------------- ------------------- --------------------------- ------------------ -----------------
----------------------------------------------- ------------------- --------------------------- ------------------ -----------------
Salomon Brothers Institutional High Yield               $80.5           Salomon Brothers                All             0.50%
Bond Fund                                                               Asset Management Inc                        (16 basis points
                                                                                                                        waiver)
----------------------------------------------- ------------------- --------------------------- ------------------ -----------------

     Salomon Brothers currently acts as adviser or sub-adviser to the following other registered investment companies having similar investment objectives and policies to those of the JNL/Salomon Brothers High Yield Bond Fund. The size of each of these funds and the rate of Salomon Brothers' compensation for each fund are as follows:

     OTHER INVESTMENT COMPANIES ADVISED BY WELLINGTON MANAGEMENT

     Please see page 16 for a list of other investment companies advised by Wellington Management.


III. ADDITIONAL INFORMATION

OWNERSHIP OF THE TRUST

     As of June 25, 2004, there were issued and outstanding the following number of shares for each Relevant Fund: [to be updated in the Definitive Filing]

----------------------------------------------------------------------------- ----------------------------------------
                                    Fund                                                Shares Outstanding
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/PPM America Balanced Fund
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/ PPM America High Yield Bond Fund
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/ PPM America Money Market Fund
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/ PPM America Value Fund
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Salomon Brothers Balanced Fund
----------------------------------------------------------------------------- ----------------------------------------

     As of June 25, 2004, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of any Relevant Fund. [to be updated in the Definitive Filing]

     Because the shares of the Relevant Funds are sold only to Jackson National Life, Jackson National Life of NY, certain Funds of the Trust organized as fund-of-funds, and certain qualified retirement plans, Jackson National Life, through its separate accounts which hold shares in the Trust as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Trust. Shares of certain Funds are owned in part by the JNL/S&P Funds of the Trust, which are organized as "fund-of-funds" investing exclusively in other Funds of the Trust.

     As of June 25, 2004, the following persons beneficially owned more than 5% of the shares of the Relevant Funds indicated below: [to be updated in the Definitive Filing]

------------------------------------- ---------------------------- ---------------------- ------------------
FUND                                  NAME AND ADDRESS              AMOUNT OF OWNERSHIP     PERCENTAGE OF
                                                                                            SHARES OWNED
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/SELECT BALANCED FUND
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/S&P Conservative Growth Fund I    Attn: Mark Nerud                                             %
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois 60606
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------

------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/SELECT MONEY MARKET FUND
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/S&P Aggressive Growth Fund I      Attn: Mark Nerud                                             %
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois 60606
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------

------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------

------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------

------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------

------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/SELECT VALUE FUND
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
                                      Attn: Mark Nerud
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois 60606
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
JNL/SALOMON BROTHERS HIGH YIELD
BOND FUND
------------------------------------- ---------------------------- ---------------------- ------------------
------------------------------------- ---------------------------- ---------------------- ------------------
                                      Attn: Mark Nerud
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois 60606
------------------------------------- ---------------------------- ---------------------- ------------------

     The S&P Funds noted above are Funds of the Trust. The address for the S&P Funds and Jackson National Life is 1 Corporate Way, Lansing, Michigan 48951.

PORTFOLIO BROKERAGE

     Pursuant to the Sub-Advisory Agreements, the sub-advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Funds with broker-dealers selected in their discretion. The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Funds ("best execution"), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

     The cost of securities transactions for each Fund consists not only of brokerage commissions (for transactions in exchange-traded equities and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Over-the-counter stocks, bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

     In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a sub-adviser, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Funds and any other accounts managed by the sub-adviser, could result in a Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Funds and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which the sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-advisers' services to the Funds.

     Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

     Pursuant to the Trust's Brokerage Enhancement Plan, the Adviser of a Fund of the Trust may direct a sub-adviser to seek to effect a portion of a Fund's brokerage transactions through broker-dealers which will grant Brokerage Payments or Brokerage Credits which can be used by the Distributor under that Plan, subject to the requirement of best price available and most favorable execution. The Brokerage Enhancement Plan was approved by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act with the purpose of utilizing the Trust's brokerage commissions, to the extent available, to promote the sale and distribution of the Trust's shares (either directly or through the sale of variable insurance products funded by the Trust). The estimated expenses of the plan are disclosed in the fee tables for participating funds.

     Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Trustees on a regular basis.

IV.  OTHER MATTERS

     The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2003 to any shareholder upon request. To obtain a report, please call (800) 766-4683 (toll-free) or write to the Trust at P.O. Box 378002, Denver, Colorado 82037-8002.

     Jackson National Asset Management, LLC ("JNAM"), the investment adviser to the Trust, is located at 1 Corporate Way, Lansing, Michigan 48951. JNAM is a wholly-owned subsidiary of Jackson National Life, which, in turn, is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. JNAM also serves as the Trust's Administrator. Jackson National Life Distributors ("JNLD"), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly-owned subsidiary of Jackson National Life. JNLD is located at 8055 E. Tufts Avenue, Denver, Colorado 80237.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.

                                    EXHIBIT A


           PARTNERS OF SUB-ADVISER WELLINGTON MANAGEMENT COMPANY, LLP

NAME AND ADDRESS*

Kenneth L. Abrams            Lisa d. Finkel               Edward P. Owens
Nicholas C. Adams            Mark A. Flaherty             Saul J. Pannell
Rand L. Alexander            Charles T. Freeman           Thomas L. Pappas
Deborah L. Allinson          Laurie A. Gabriel            Jonathan M. Payson
Steven C. Angeli             Ann C. Gallo                 Phillip H. Perelmuter
James H. Averill             Subbiah Gopalraman           Robert D. Rands
John F. Averill              Paul Hamel                   James A. Rullo
Karl E. Bandtel              William J. Hannigan          John R. Ryan
David W. Barnard             Lucius T. Hill, III          Joseph H. Schwartz
Mark J. Beckwith             James P. Hoffmann            James H. Shakin
James A. Bevilacqua          Jean M. Hynes                Theodore E. Shasta
Kevin J. Blake               Steven T. Irons              Andrew J. Shilling
William N. Booth             Paul D. Kaplan               Binkley C. Shorts
Michael J. Boudens           Lorraine A. Keady            Scott E. Simpson
Paul Braverman               John C. Keogh                Haluk Soykan
Robert A. Bruno              George C. Lodge, Jr.         Trond Skramstad
Michael T. Carmen            Nancy T. Lukitsh             Stephen A. Soderberg
Maryann E. Carroll           Mark T. Lynch                Eric Stromquist
William R. H. Clark          Mark D. Mandel               Brendan J. Swords
Cynthia M. Clarke            Christine S. Manfredi        Harriett Tee Taggart
Richard M. Coffman           Earl E. McEvoy               Frank L. Teixeira
John DaCosta                 Duncan M. McFarland          Perry M. Traquina
Pamela Dippel                Matthew E. Megargel          Nilesh P. Undavia
Scott M. Elliott             James N. Mordy               Clare Villari
Robert L. Evans              Diane C. Nordin              Kim Williams
David R. Fassnacht           Stephen T. O'Brien           Itsuki Yamashita
                             Andrew S. Offit              David S. Zimble

*Unless otherwise noted, the principal business address of each partner and principal executive officer, as it relates to his or her duties at Wellington Management, is 75 State Street, Boston, Massachusetts 02109.

                                    EXHIBIT B

                 EXECUTIVE OFFICERS AND DIRECTORS OF SUB-ADVISER
                     SALOMON BROTHERS ASSET MANAGEMENT, INC

John B. Cunningham
Michael Even
Michael A. Kagan
Kevin Kennedy
Evan Merberg
Michael Fred Rosenbaum
Jeffrey S. Scott
David A. Torchia
Peter J. Wilby

                                    EXHIBIT C


                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                       WELLINGTON MANAGEMENT COMPANY, LLP

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and WELLINGTON MANAGEMENT COMPANY, LLP, a Massachusetts limited liability partnership and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of May 3, 2004 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated October 4, 2004, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 4, 2004, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 4th day of October, 2004.

JACKSON NATIONAL ASSET              WELLINGTON MANAGEMENT
MANAGEMENT, LLC                     COMPANY, LLP


By:                                 By:
   ------------------------            ---------------------------

Name:    ANDREW B. HOPPING          Name:
     ----------------------              -------------------------

Title:     PRESIDENT                Title:
      ---------------------               ------------------------

                                   SCHEDULE A
                              DATED OCTOBER 4, 2004

                                     (Funds)

                            JNL/Select Balanced Fund
                        JNL/Select Large Cap Growth Fund
                          JNL/Select Global Growth Fund
                          JNL/Select Money Market Fund
                              JNL/Select Value Fund

                                   SCHEDULE B
                              DATED OCTOBER 4, 2004

                                 (Compensation)


                            JNL/SELECT BALANCED FUND

             AVERAGE DAILY NET ASSETS           ANNUAL RATE

             $0 to $200 Million:                  .27%
             $200 to $400 Million:                .25%
             Over $400 Million:                   .23%


                        JNL/SELECT LARGE CAP GROWTH FUND

             AVERAGE DAILY NET ASSETS           ANNUAL RATE

             $0 to $100 Million:                  .45%
             $100 to $450 Million:                .40%
             Over $450 Million:                   .35%


                          JNL/SELECT GLOBAL GROWTH FUND

             AVERAGE DAILY NET ASSETS           ANNUAL RATE

             $0 to $100 Million:                  .50%
             $100 to $450 Million:                .40%
             Over $450 Million:                   .35%


                          JNL/SELECT MONEY MARKET FUND

             AVERAGE DAILY NET ASSETS           ANNUAL RATE

             $0 to $500 Million:                  .075%
             Over $500 Million:                   .02%


                              JNL/SELECT VALUE FUND

             AVERAGE DAILY NET ASSETS           ANNUAL RATE

             $0 to $50 Million:                    .40%
             Over $50 Million:                     .30%

                                    EXHIBIT D

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      SALOMON BROTHERS ASSET MANAGEMENT INC

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and SALOMON BROTHERS ASSET MANAGEMENT INC, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated October 4, 2004, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 4, 2004, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 4th day of October, 2004.

JACKSON NATIONAL ASSET              SALOMON BROTHERS ASSET
MANAGEMENT, LLC                     MANAGEMENT INC


By:                                 By:
   -------------------------           ---------------------------

Name:    ANDREW B. HOPPING          Name:
     -----------------------             -------------------------

Title:            PRESIDENT         Title:
      ----------------------              ------------------------

                                   SCHEDULE A
                              DATED OCTOBER 4, 2004

                                     (Funds)

                    JNL/Salomon Brothers High Yield Bond Fund
                    JNL/Salomon Brothers Strategic Bond Fund
            JNL/Salomon Brothers U. S. Government & Quality Bond Fund

                                   SCHEDULE B
                              DATED OCTOBER 4, 2004

                                 (Compensation)

                    JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

                  Average Daily Net Assets           Annual Rate

                  0 to $50 Million:                  .35%
                  $50 Million to $100 Million:       .30%
                  Amounts over $100 Million:         .25%

                    SALOMON BROTHERS/JNL STRATEGIC BOND FUND

                  Average Daily Net Assets           Annual Rate

                  0 to $50 Million:                  .375%
                  $50 Million to $150 Million:       .350%
                  $150 Million to $300 Million:      .300%
                  $300 Million to $500 Million:      .300%
                  Amounts over $500 Million:         .250%

            SALOMON BROTHERS/JNL U. S. GOVERNMENT & QUALITY BOND FUND

                  Average Daily Net Assets           Annual Rate

                  0 to $50 Million:                  .225%
                  $50 Million to $150 Million:       .225%
                  $150 Million to $300 Million:      .175%
                  $300 Million to $500 Million:      .150%
                  Amounts over $500 Million:         .100%

                                    EXHIBIT E

                         FORM OF PLAN OF REORGANIZATION

                                JNL SERIES TRUST
               JNL/SALOMON BROTHERS BALANCED FUND, JNL/PPM AMERICA
                 HIGH YIELD BOND FUND, JNL/SELECT BALANCED FUND
                  AND JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

                             PLAN OF REORGANIZATION

     This plan of reorganization has been entered into on the 4th day of October, 2004, by the JNL SERIES TRUST (the "Trust"), a Massachusetts business trust, on behalf of its JNL/SELECT BALANCED FUND and JNL/SALOMON BROTHERS HIGH YIELD BOND FUND (each an "Acquiring Fund"), and its JNL/PPM AMERICA BALANCED FUND AND JNL/PPM AMERICA HIGH YIELD BOND FUND (each an "Acquired Fund").

     WHEREAS, the Trust is a registered investment company under the Investment Company Act of 1940 as amended (the "1940 Act");

     WHEREAS the Board of Trustees has determined that the transactions described herein are in the best interests of the shareholders of each of the Acquired Funds and the Acquiring Funds;

     WHEREAS the Board of Trustees has determined that the transactions described herein will not dilute the shares of any shareholder of the Acquired Funds and the Acquiring Funds;

     WHEREAS the Board of Trustees has determined that the transactions described herein will provide for the equitable liquidation and distribution of the shares of the Acquired Funds;

     WHEREAS Article IV, Section 3 of the Trust's Declaration of Trust, dated June 1, 1994 (the "Declaration of Trust"), authorizes the Board of Trustees to direct the management of the business and affairs of the Fund;

     WHEREAS the Board of Trustees has determined that the JNL/Salomon Brothers Balanced Fund should be consolidated with and into the JNL/Select Balanced Fund, and that the JNL/PPM America High Yield Bond Fund should be consolidated with and into the JNL/Salomon Brothers High Yield Bond Fund; and

     WHEREAS  the  Board  of  Trustees  has   recommended   that  this  plan  of
reorganization be approved by the shareholders of each of the Acquired Funds;

     NOW, THEREFORE, all the assets, liabilities and interests of each Acquired Fund shall be transferred on the Closing Date to the corresponding Acquiring Fund as described below, provided however, that such transaction shall not occur unless and until this plan shall have first been approved by a majority of the outstanding voting securities of the relevant Acquired Fund as provided in
Section 2(a)(42) of the 1940 Act:

     1. The Closing Date shall be October 1, 2004, or such other day on which the Trust is open for business and the New York Stock Exchange is open for unrestricted trading as may be determined by the Trust's management;

     2. On or before the Closing Date, and before effecting each consolidation transaction described herein, the Trust shall have received a satisfactory written opinion of legal counsel as to each such transaction that:

          a. it shall qualify as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Tax Code") or, in the alternative, a satisfactory written opinion that such transaction shall not qualify as a tax-free reorganization under Section 368(a)(1) of the Tax Code, but that
               (i) the contract owners and employee benefit plan participants with beneficial interests in the Funds will not realize a tax gain or loss as a result of the transaction because of the nature of the contracts and the nature of the plan, respectively, (ii) the Acquiring Fund will not realize a tax gain or loss as a result of the transaction, and (iii) the Acquired Fund will realize a tax gain or loss as a result of the transaction, but will not incur any tax liabilities as a result of the transaction because of the operation of the tax rules applicable to regulated investment companies which allow the deduction of dividends paid; and

          b. the securities to be issued in connection with such transaction have been duly authorized, and when issued in accordance with this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust on behalf of the relevant Acquiring Fund.

     3. In exchange for all of its shares of each Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the corresponding Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund. Each shareholder of such
          Acquired Fund shall thereupon become a shareholder of the corresponding Acquiring Fund.

     4. For purposes of this transaction, the value of the shares of the Acquiring Funds and the Acquired Funds shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant Fund's prospectus.

     5. Upon completion of the foregoing transactions, each Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the Trust's shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Board of Trustees. The Trust's Board of Trustees and management shall take whatever actions may be necessary under Massachusetts law and the 1940 Act to effect the termination of the Acquired Funds.

     6. The costs and expenses of these transactions, including the preparation, filing, printing and mailing of proxy solicitation material, disclosure documents and related legal fees shall be borne by Jackson National Asset Management, LLC.

     A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of the Trust individually, but only binding on the assets and properties of the Trust.

     IN WITNESS WHEREOF, JNL Series Trust, on behalf of the JNL/Salomon Brothers Balanced Fund, JNL/Salomon Brothers High Yield Bond Fund, JNL/Select Balanced Fund, and JNL/PPM America High Yield Bond Fund, has caused this plan of reorganization to be executed and attested in the City of Lansing, State of Michigan, on the date first written above.

                                JNL SERIES TRUST

                                By:


                                -----------------------------
                                Robert A. Fritts, President



                                Attest:


                                -----------------------------
                                Susan S. Rhee, Secretary

                                    EXHIBIT F



JNL/SELECT BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund's holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities. Changes between the two asset classes will be made gradually based on the managers' long-term perspective and assessment of business, economic, and market projections.

In choosing equity securities, the sub-adviser employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the US government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

Generally the Fund will sell any fixed income securities downgraded below investment grade within 91 days of the downgrade.

The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.


PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.


     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.


     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
10.81%  18.43%  10.06%  -0.11%  8.25%   10.57%  -1.93%  21.57%
                                [OBJECT OMITTED]
1996    1997    1998    1999    2000    2001    2002    2003

In the periods shown in the chart, the Fund's highest quarterly return was 12.67% (2nd quarter of 2003) and its lowest quarterly return was -11.16% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart and the table below are for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
------------------------------------------------------- ------------------ -------------------- --------------------
                                                             1 year              5 year            Life of Fund*
------------------------------------------------------- ------------------ -------------------- --------------------

JNL/Select Balanced Fund (Class A)                            21.57%              7.34%              10.54%
S&P 500 Index                                                 28.68%             -0.57%              10.81%
Lehman Brothers Aggregate Bond Index                           4.10%              6.62%               7.17%

------------------------------------------------------- ------------------ -------------------- --------------------

Each of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc. Information for Class B shares is not shown, because they did not begin to be offered until March 8, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------- ---------------------- -------------------
                                                                                  CLASS A              CLASS B
-------------------------------------------------------------------------- ---------------------- -------------------
-------------------------------------------------------------------------- ---------------------- -------------------
Management/Administrative Fee*                                                     0.60%                 0.60%
-------------------------------------------------------------------------- ---------------------- -------------------
-------------------------------------------------------------------------- ---------------------- -------------------
Estimated Distribution (12b-1) Expense**                                           0.01%                 0.01%
-------------------------------------------------------------------------- ---------------------- -------------------
-------------------------------------------------------------------------- ---------------------- -------------------
12b-1 Service Fee*                                                                 0.20%                 0.00%
-------------------------------------------------------------------------- ---------------------- -------------------
-------------------------------------------------------------------------- ---------------------- -------------------
Other Expenses                                                                     0.00%                 0.00%
-------------------------------------------------------------------------- ---------------------- -------------------
-------------------------------------------------------------------------- ---------------------- -------------------
Total Fund Annual Operating Expenses                                               0.81%                 0.61%
-------------------------------------------------------------------------- ---------------------- -------------------

*Effective December 15, 2003, the Trust implemented the Rule 12b-1 fee for Class A shares as part of an amendment to the Trust's Brokerage Enhancement Plan. The Adviser reduced the Advisory Fee by 0.20%. Rule 12b-1 Service fees may not exceed 0.20% of average daily net assets attributable to Class A shares.

** As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts and the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------ ------------------------- -------------------------
EXPENSE EXAMPLE                                                      CLASS A                   CLASS B
------------------------------------------------------------ ------------------------- -------------------------
------------------------------------------------------------ ------------------------- -------------------------
1 Year                                                                  $83                       $62
------------------------------------------------------------ ------------------------- -------------------------
------------------------------------------------------------ ------------------------- -------------------------
3 Years                                                                $259                      $195
------------------------------------------------------------ ------------------------- -------------------------
------------------------------------------------------------ ------------------------- -------------------------
5 Years                                                                $450                      $340
------------------------------------------------------------ ------------------------- -------------------------
------------------------------------------------------------ ------------------------- -------------------------
10 Years                                                             $1,002                      $762
------------------------------------------------------------ ------------------------- -------------------------


ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/Select Balanced Fund invests primarily in common stocks and fixed-income securities.

DERIVATIVES. The Fund may use derivative instruments, such as options and financial futures contracts, for hedging purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.


TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. government securities and high-grade commercial paper. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.


THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Balanced Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management Company, LLP (Wellington Management") is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2003, Wellington Management had investment management authority with respect to approximately $394 billion in assets.

Edward P. Bousa, CFA, is primarily responsible for the day-to-day management of the equity securities in the Fund. Mr. Bousa is a Vice President of Wellington Management and has been an investment professional with the firm since 2000. Prior to joining Wellington Management, Mr. Bousa was a portfolio manager at Putnam Investments (1992-2000).

John C. Keogh is primarily responsible for the day-to-day management of the fixed income securities in the Fund. Mr. Keogh is a Senior Vice President and Partner of Wellington Management and has been an investment professional with the firm since 1983.

                                    EXHIBIT G


JNL/SELECT MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

     o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

     o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);


     o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.


The sub-adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund's overall weighted average maturity. The overall weighted average maturity of the Fund's investments is 90 days or less.


The sub-adviser manages the Fund to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:


     o MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.


In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
4.87%   5.01%   4.99%   4.67%   5.83%   3.45%   1.07%   0.46%
                                [OBJECT OMITTED]
1996    1997    1998    1999    2000    2001    2002    2003

In the periods shown in the chart, the Fund's highest quarterly return was 1.50% (4th quarter of 2000) and its lowest quarterly return was 0.09% (3rd and 4th quarter of 2003).

* The Fund's returns shown in the bar chart and the table below are for the Fund's Class A shares. Class B and C shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
 -------------------------------------------------------- ---------------- ------------------ -----------------------
                                                              1 year            5 year            Life of Fund*
 -------------------------------------------------------- ---------------- ------------------ -----------------------

 JNL/Select Money Market Fund (Class A)                         0.46%             3.07%              3.88%
 Merrill Lynch Treasury Bill Index (3 month)                    1.07%             4.39%              3.66%

 -------------------------------------------------------- ---------------- ------------------ -----------------------

The 7-day yield of the Fund on December 31, 2003, was 0.43%. The Merrill Lynch
Treasury Bill Index is a broad-based unmanaged index.
* The Fund began operations on May 15, 1995. Information for Class B shares is not shown, because they did not begin to be offered until March 8, 2004. Class C shares are currently not available.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------- ---------------- ------------------ ------------------
                                                                   CLASS A           CLASS B            CLASS C
-------------------------------------------------------------- ---------------- ------------------ ------------------
-------------------------------------------------------------- ---------------- ------------------ ------------------
Management/Administrative Fee*                                       0.40%            0.40%               0.30%+
-------------------------------------------------------------- ---------------- ------------------ ------------------
-------------------------------------------------------------- ---------------- ------------------ ------------------
Estimated Distribution (12b-1) Expense                               0.00%            0.00%               0.00%
-------------------------------------------------------------- ---------------- ------------------ ------------------
-------------------------------------------------------------- ---------------- ------------------ ------------------
12b-1 Service Fee*                                                   0.20%            0.00%               0.00%
-------------------------------------------------------------- ---------------- ------------------ ------------------
-------------------------------------------------------------- ---------------- ------------------ ------------------
Other Expenses                                                       0.00%            0.00%               0.00%
-------------------------------------------------------------- ---------------- ------------------ ------------------
-------------------------------------------------------------- ---------------- ------------------ ------------------
Total Fund Annual Operating Expenses                                 0.60%            0.40%               0.30%
-------------------------------------------------------------- ---------------- ------------------ ------------------

+ An administrative fee will not be charged.

* This fee reflects a reduction in the advisory fee that took place on December 15, 2003. Effective December 15, 2003, the Trust implemented the Rule 12b-1 fee for Class A shares as part of an amendment to the Trust's Brokerage Enhancement Plan. The Adviser reduced the Advisory Fee by 0.20%. Rule 12b-1 Service fees may not exceed 0.20% of average daily net assets attributable to Class A shares.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts and the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------- --------------------- ---------------------- ---------------------
EXPENSE EXAMPLE                                          CLASS A                CLASS B               CLASS C
-------------------------------------------------- --------------------- ---------------------- ---------------------
-------------------------------------------------- --------------------- ---------------------- ---------------------
1 Year                                                     $61                    $41                   $31
-------------------------------------------------- --------------------- ---------------------- ---------------------
-------------------------------------------------- --------------------- ---------------------- ---------------------
3 Years                                                   $192                   $128                   $97
-------------------------------------------------- --------------------- ---------------------- ---------------------
-------------------------------------------------- --------------------- ---------------------- ---------------------
5 Years                                                   $335                   $224                  $169
-------------------------------------------------- --------------------- ---------------------- ---------------------
-------------------------------------------------- --------------------- ---------------------- ---------------------
10 Years                                                  $750                   $505                  $381
-------------------------------------------------- --------------------- ---------------------- ---------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.


THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management Company, LLP (Wellington Management") is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2003, Wellington Management had investment management authority with respect to approximately $394 billion in assets.

                                    EXHIBIT H


JNL/SELECT VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Value Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to meet its objective by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers. Using a value approach, the Fund seeks to invest in stocks that are underpriced relative to other stocks. The Fund's investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average valuation ratios. Fundamental analysis may include the assessment of company-specific factors such as its business environment, management quality, financial statements and outlook, dividends and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with good financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and which sell at estimated below-average price-to-earnings multiples. The sub-adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. Limited consideration is given to macroeconomic analysis in establishing sector and industry weightings.


PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions.


     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.


In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
34.80%
                                [OBJECT OMITTED]
2003

In the periods shown in the chart, the Fund's highest quarterly return was 19.83% (2nd quarter of 2003) and its lowest quarterly return was 5.29% (1st quarter of 2003).

* The Fund's returns shown in the bar chart and the table below are for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
  -------------------------------------------------------------------- -------------------- ---------------------
                                                                             1 year            Life of Fund*
  -------------------------------------------------------------------- -------------------- ---------------------

  JNL/Select Value Fund (Class A)                                              34.80%               36.58%
  Russell 1000 Value Index                                                     29.89%               28.81%
  S&P 400 Barra Value Index                                                    31.79%               37.68%

  -------------------------------------------------------------------- -------------------- ---------------------

The Russell 1000 Value Index is a broad-based, unmanaged index. The S&P 400
Barra Value Index is a broad-based, unmanaged index.
* The Fund began operations on September 30, 2002. Information for Class B shares is not shown, because they did not begin to be offered until March 8, 2004.

EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------- ---------------------- -------------------
                                                                                  CLASS A              CLASS B
-------------------------------------------------------------------------- ---------------------- -------------------
-------------------------------------------------------------------------- ---------------------- -------------------
Management/Administrative Fee*                                                     0.65%                 0.65%
-------------------------------------------------------------------------- ---------------------- -------------------
-------------------------------------------------------------------------- ---------------------- -------------------
Estimated Distribution (12b-1) Expense**                                           0.03%                 0.03%
-------------------------------------------------------------------------- ---------------------- -------------------
-------------------------------------------------------------------------- ---------------------- -------------------
12b-1 Service Fee*                                                                 0.20%                 0.00%
-------------------------------------------------------------------------- ---------------------- -------------------
-------------------------------------------------------------------------- ---------------------- -------------------
Other Expenses                                                                     0.00%                 0.00%
-------------------------------------------------------------------------- ---------------------- -------------------
-------------------------------------------------------------------------- ---------------------- -------------------
Total Fund Annual Operating Expenses                                               0.88%                 0.68%
-------------------------------------------------------------------------- ---------------------- -------------------

*Effective December 15, 2003, the Trust implemented the Rule 12b-1 fee for Class A shares as part of an amendment to the Trust's Brokerage Enhancement Plan. The Adviser reduced the Advisory Fee by 0.20%. Rule 12b-1 Service fees may not exceed 0.20% of average daily net assets attributable to Class A shares.

** As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts and the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------ ------------------------- -------------------------
EXPENSE EXAMPLE                                                      CLASS A                   CLASS B
------------------------------------------------------------ ------------------------- -------------------------
------------------------------------------------------------ ------------------------- -------------------------
1 Year                                                                  $90                       $69
------------------------------------------------------------ ------------------------- -------------------------
------------------------------------------------------------ ------------------------- -------------------------
3 Years                                                                $281                      $218
------------------------------------------------------------ ------------------------- -------------------------
------------------------------------------------------------ ------------------------- -------------------------
5 Years                                                                $488                      $379
------------------------------------------------------------ ------------------------- -------------------------
------------------------------------------------------------ ------------------------- -------------------------
10 Years                                                             $1,084                      $847
------------------------------------------------------------ ------------------------- -------------------------



PAST PERFORMANCE INFORMATION FOR SIMILAR ACCOUNTS MANAGED BY THE SUB-ADVISER*

The following table compares the sub-adviser's investment results for accounts with investment objectives similar to that of the Fund with an index measuring the broad market. Composite performance is not that of the JNL/Select Value
Fund, is not a substitute for the Fund's performance, and does not predict the JNL/Select Value Fund's future performance results.

                                                     1 Yr              Life of Fund+
Wellington Management Value Composite
JNL/Select Value Fund (Class A)                      36.44%            13.11%
Russell 1000 Value Index                             29.89%            28.81%
S&P 400 Barra Value Index                            31.79%            37.68%

+The Fund began operations on September 30, 2002.

*Similar account performance is based on a composite of all fee paying, fully discretionary portfolios managed by Wellington Management Company with substantially similar investment objectives, policies, and investment strategies and without significant client-imposed restrictions. The investment results shown in the table assume the reinvestment of dividends. Composite performance has been adjusted to reflect the fees and expenses of each of the Fund's share classes. Since these composite results were not calculated for mutual funds, they are not based on SEC mutual fund performance standards. Performance calculations based on SEC mutual fund performance standards would have been different. Unlike mutual funds, private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the IRS. Similarly, private accounts generally do not experience the same types of cash flows as mutual funds.

For all periods through December 31, 1996, account returns were calculated using a Modified Dietz methodology based on monthly valuations and a day weighting treatment of cash flows. Subsequent to December 31, 1996, account returns are calculated daily using the beginning and ending market values, daily exchange rates, beginning accrued income, inflows, outflows, and income for each day of the month. Daily account returns are then geometrically linked to produce monthly time-weighted rates of return. All monthly composite returns are calculated by asset weighting, using the beginning-of-month market values, the monthly returns of the individual accounts meeting the minimum asset level requirements. Monthly composite returns are geometrically linked to determine a quarterly as well as an annual return.

Except to the extent performance has been adjusted to reflect the operating costs of the JNL/Select Value Fund, the performance reflected in the Wellington Management Composite has been prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS) the U.S. and Canadian version of the Global Investment Performance Standards (GIPS)(which differ from the method used by the SEC). (This last part may be duplicative of original notes provided.)

The composite performance is supplied by Wellington Management on a gross of fee basis and adjusted by Jackson National only to deduct annual fund operating expenses of .88%.


ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the sub-adviser believes require immediate action to avoid losses. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.


THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Value Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management Company, LLP (Wellington Management") is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2003, Wellington Management had investment management authority with respect to approximately $394 billion in assets.

Ms. Karen H. Grimes, CFA, is primarily responsible for the day-to-day management of the Fund. Ms. Grimes is a Vice President of Wellington Management and has been an investment professional with the firm since 1995.

                                    EXHIBIT I


JNL/SALOMON BROTHERS HIGH YIELD BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Salomon Brothers High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The JNL/Salomon Brothers High Yield Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities, commonly referred to as "junk bonds" and related investments. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum. In light of the risks associated with such securities, the sub-adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The sub-adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the sub-adviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objectives may be more dependent on the sub-adviser's credit analysis than would be the case if it invested in higher quality debt securities.

In pursuing the Fund's secondary objective of capital appreciation, the sub-adviser looks for those companies that the sub-adviser believes have the highest potential for improving credit fundamentals.


PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:


     o MARKET RISK. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.

          To the extent the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

     o EMERGING MARKET RISK. Many emerging market countries in which the Fund invests have markets that are less liquid and more volatile then markets in the U.S. and other developed countries. There is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.


In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31
-1.76%  -4.67%  5.33%   5.76%   25.79%
                                [OBJECT OMITTED]
1999    2000    2001    2002    2003


In the period shown in the chart, the Fund's highest quarterly return was 8.83% (2nd quarter of 2003) and its lowest quarterly return was -3.60% (3rd quarter of 2001).


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
------------------------------------------------------------- ----------------- ------------------ ------------------
                                                                   1 year            5 year          Life of Fund*
------------------------------------------------------------- ----------------- ------------------ ------------------

JNL/Salomon Brothers High Yield Bond Fund (Class A)                 25.79%              5.58%           5.00%
Salomon Brothers High Yield Index                                   30.62%              5.41%           4.73%

------------------------------------------------------------- ----------------- ------------------ ------------------


The Salomon Brothers High Yield Index is a broad-based, unmanaged index.
* The Fund began operations on March 2, 1998.


EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ------------------- -------------------

                                                                                   CLASS A             CLASS B
----------------------------------------------------------------------------- ------------------- -------------------
Management/Administrative Fee*                                                        0.70%               0.70%
----------------------------------------------------------------------------- ------------------- -------------------
Estimated Distribution (12b-1) Expense**                                              0.00%               0.00%
----------------------------------------------------------------------------- ------------------- -------------------
12b-1 Service Fee*                                                                    0.20%               0.00%
----------------------------------------------------------------------------- ------------------- -------------------
Other Expenses                                                                        0.00%               0.00%
----------------------------------------------------------------------------- ------------------- -------------------
Total Fund Annual Operating Expenses                                                  0.90%               0.70%

----------------------------------------------------------------------------- ------------------- -------------------

*Effective December 15, 2003, the Trust implemented the Rule 12b-1 fee for Class A shares as part of an amendment to the Trust's Brokerage Enhancement Plan. The Adviser reduced the Advisory Fee by 0.20%. Rule 12b-1 Service fees may not exceed 0.20% of average daily net assets attributable to Class A shares.


** As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution fee noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.


EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts and the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

----------------------------------------------------------------- --------------------------- -----------------------

EXPENSE EXAMPLE                                                            CLASS A                   CLASS B
----------------------------------------------------------------- --------------------------- -----------------------
1 Year                                                                       $92                     $72
----------------------------------------------------------------- --------------------------- -----------------------
3 Years                                                                     $287                    $224
----------------------------------------------------------------- --------------------------- -----------------------
5 Years                                                                     $498                    $390
----------------------------------------------------------------- --------------------------- -----------------------
10 Years                                                                  $1,108                    $871

----------------------------------------------------------------- --------------------------- -----------------------


ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. FOREIGN SECURITIES. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers.

ZERO-COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. In particular, zero coupon securities fluctuate more in value in response to a change in interest rates than do bonds that pay current interest.

LOANS. The Fund may invest in fixed- and floating-rate loans, including loan participations and assignments. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests.

EQUITY SECURITIES. The Fund may also invest up to 10% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

PORTFOLIO MATURITY. The sub-adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest. The sub-adviser anticipates that, under current market conditions, the Fund will have average portfolio life of 5 to 10 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.



TEMPORARY DEFENSIVE POSITION. When the sub-adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio. During any period in which the Fund employs a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective.


The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.


THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Salomon Brothers High Yield Bond Fund is Salomon Brothers Asset Management Inc (SaBAM). SaBAM was established in 1987, and, together with affiliates in London, Frankfurt, Tokyo and Hong Kong, SaBAM provides a broad range of fixed-income and equity investment services to individuals and institutional clients throughout the world and serves as sub-adviser to various investment companies. SaBAM is a wholly-owned subsidiary of Citigroup Inc. SaBAM's principal address is 399 Park Avenue, New York, New York 10022.

Peter J. Wilby is primarily responsible for the day-to-day management of the Fund. Mr. Wilby has had primary responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Wilby, who joined SaBAM in 1989, is a Managing Director and Chief Investment Officer - Fixed Income of SaBAM and is responsible for investment company and institutional portfolios which invest in high-yield non-U.S. and U.S. corporate debt securities and high-yield foreign sovereign debt securities.

                                    EXHIBIT J


JNL/SELECT BALANCED FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund invest in any type or class of security. The anticipated mix of the Fund's holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities. Changes between the two asset classes will be made gradually based on the managers' long-term perspective and assessment of business, economic, and market projections.

In choosing equity securities, the sub-adviser employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the US government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

Generally the Fund will sell any fixed income securities downgraded below investment grade within 91 days of the downgrade.

The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.


PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:


     o MARKET RISK. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.


          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond's price to fall.


     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.


     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31*

10.81%  18.43%  10.06%  -0.11%  8.25%   10.57%  -1.93%  21.57%
                                [OBJECT OMITTED]
1996    1997    1998    1999    2000    2001    2002    2003


In the periods shown in the chart, the Fund's highest quarterly return was 12.67% (2nd quarter of 2003) and its lowest quarterly return was 11.16% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart and the table below are for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2003
------------------------------------------------------- ------------------ -------------------- --------------------
                                                             1 year              5 year            Life of Fund*
------------------------------------------------------- ------------------ -------------------- --------------------

JNL/Select Balanced Fund (Class A)                            21.57%              7.34%              10.54%
S&P 500 Index                                                 28.68%             -0.57%              10.81%
Lehman Brothers Aggregate Bond Index                           4.10%              6.62%               7.17%

------------------------------------------------------- ------------------ -------------------- --------------------


Each of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.
* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by
Phoenix Investment Counsel, Inc. Information for Class B shares is not shown, because they did not begin to be offered until March 8, 2004.


EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------- ---------------------- -------------------

                                                                                  CLASS A              CLASS B
-------------------------------------------------------------------------- ---------------------- -------------------
Management/Administrative Fee*                                                     0.60%                 0.60%
-------------------------------------------------------------------------- ---------------------- -------------------
Estimated Distribution (12b-1) Expense**                                           0.01%                 0.01%
-------------------------------------------------------------------------- ---------------------- -------------------
12b-1 Service Fee*                                                                 0.20%                 0.00%
-------------------------------------------------------------------------- ---------------------- -------------------
Other Expenses                                                                     0.00%                 0.00%
-------------------------------------------------------------------------- ---------------------- -------------------
Total Fund Annual Operating Expenses                                               0.81%                 0.61%

-------------------------------------------------------------------------- ---------------------- -------------------

*Effective December 15, 2003, the Trust implemented the Rule 12b-1 fee for Class A shares as part of an amendment to the Trust's Brokerage Enhancement Plan. The Adviser reduced the Advisory Fee by 0.20%. Rule 12b-1 Service fees may not exceed 0.20% of average daily net assets attributable to Class A shares.

** As discussed under "Management of the Trust," the Trustees have adopted a Brokerage Enhancement Plan (the "Plan") in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote the sale of shares of the Trust. While the brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Fund. The distribution expense noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts and the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------ ------------------------- -------------------------

EXPENSE EXAMPLE                                                      CLASS A                   CLASS B
------------------------------------------------------------ ------------------------- -------------------------
1 Year                                                                $83                       $62
------------------------------------------------------------ ------------------------- -------------------------
3 Years                                                              $259                      $195
------------------------------------------------------------ ------------------------- -------------------------
5 Years                                                              $450                      $340
------------------------------------------------------------ ------------------------- -------------------------
10 Years                                                           $1,002                      $762
------------------------------------------------------------ ------------------------- -------------------------



ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The JNL/Select Balanced Fund invests primarily in common stocks and fixed-income securities.



DERIVATIVES. The Fund may use derivative instruments, such as options and financial futures contracts, for hedging purposes. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. government securities and high-grade commercial paper. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.


The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.


THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/Select Balanced Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management Company, LLP (Wellington Management") is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2003, Wellington Management had investment management authority with respect to approximately $394 billion in assets.

Edward P. Bousa, CFA, is primarily responsible for the day-to-day management of the equity securities in the Fund. Mr. Bousa is a Vice President of Wellington Management and has been an investment professional with the firm since 2000. Prior to joining Wellington Management, Mr. Bousa was a portfolio manager at Putnam Investments (1992-2000).

John C. Keogh is primarily responsible for the day-to-day management of the fixed income securities in the Fund. Mr. Keogh is a Senior Vice President and Partner of Wellington Management and has been an investment professional with the firm since 1983.